                                                                   Exhibit 10.17

        Portions of this exhibit have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment. The redacted portions are identified by brackets with the character "X" indicating deleted information.

                                                                   EXHIBIT 10.17

                           STOCK OWNERSHIP AGREEMENT



     THIS STOCK OWNERSHIP AGREEMENT (the "Agreement") is made and entered into as of December 22, 1995 by and among Haim Saban ("Saban"), each of the entities listed on Schedule 1.1(a) hereto (the "SEI Entities" and, with Saban, the "SEI Stockholders") and FOX KIDS WORLDWIDE, L.L.C., a Delaware limited liability company (the "Management Company").


                                R E C I T A L S
                                - - - - - - - -

          A. Concurrent with the execution of this Agreement, the parties have entered into that certain Strategic Stockholders Agreement, which agreement is intended, among other things, to enable the SEI Stockholders and FBC to maximize the long-term strategic values of their respective corporations. Such agreement, as the same may be amended from time to time, is referred to herein as the "Strategic Stockholders Agreement." Terms defined in the Strategic Stockholders Agreement which are not defined herein shall have the same meanings when used herein.

          B. Under the provisions of Section 6 of the Strategic Stockholders Agreement, the parties have agreed, on the terms and conditions therein set forth, to form a Successor Entity (herein, regardless of the form of such Successor Entity, the "Corporation") in connection with the Initial Public Offering.

          C. The Management Company desires to acquire, and the SEI Stockholders desire to sell, an option to acquire all of the SEI Option Shares (as defined below), all on the terms and conditions contained herein.


                               A G R E E M E N T
                               - - - - - - - - -


     NOW, THEREFORE, in consideration of foregoing premises and of the mutual covenants and agreements contained in this Agreement, and subject to the terms and conditions set forth herein, the parties to this Agreement hereby agree as follows:

1.   Call Option.
     -----------

     1.1  Call Option.
          -----------

          (a) (i) In consideration for the payment in full to the SEI Stockholders of the "Call Option Payment," as provided in Section 1.1(a)(ii) hereof, the SEI Stockholders hereby severally grant to the Management Company the right and option (the "Call Option") to purchase, upon the occurrence of any of the "Call Triggering Events" described below, (x) with respect to any Call

Triggering Event which occurs prior to the Initial Public Offering, all, and not less than all, of the SEI Common Stock owned by the SEI Stockholders or any of their transferees (other than FBC); and (y) with respect to any Call Triggering Event which occurs thereafter, all Shares of the Successor Entity which, pursuant to Section 6(b) of the Strategic Stockholders Agreement, are deemed to be shares of SEI Common Stock and which are owned by the SEI Stockholders or any of their transferees (other than FBC and excluding Shares transferred pursuant to Section 3(a)(i) or 3(a)(ii) of the Strategic Stockholders Agreement); (the Shares subject to the Call Option are referred to herein as the "SEI Option Shares").

          (ii) Concurrently with the execution and delivery of this Agreement, the Management Company has paid to the SEI Stockholders an aggregate of SIXTY-FOUR MILLION FIVE HUNDRED THOUSAND DOLLARS ($64,500,000), in amounts set forth on Schedule 1.1(a) hereof, by wire transfer of immediately available funds to the bank accounts designated by the SEI Stockholders on Schedule 1.1(a) hereto (the "Initial Payment"). The Management Company agrees to pay, without offset, to the order of the SEI Stockholders, on or prior to June 30, 1996, an aggregate of an additional FIFTEEN MILLION SIX HUNDRED THOUSAND DOLLARS ($15,600,000) (the "Additional Payment"), together with interest on the unpaid balance thereof from February 20, 1996, to the extent that such amount has not been paid in full on or prior to February 20, 1996, at the rate of 7% per annum; any amounts paid by the Management Company pursuant to this sentence shall be applied first to any accrued but unpaid interest, with the balance applied against the unpaid amount of the Additional Payment. All payments with respect to the Additional Payment shall be made by wire transfer of immediately available funds to the bank accounts designated by the SEI Stockholders on Schedule 1.1(a) hereto, and shall be allocated among the SEI Stockholders pro rata in the same percentages as the
                                        --- ----
percentage of the Initial Payment allocated to each SEI Stockholder in Schedule 1.1(a) hereto bears to the total aggregate Initial Payment. The sum of the Initial Payment, the Additional Payment, and interest, if any, payable thereon is referred to in this Agreement as the "Call Option Payment."

          (b) The "Call Triggering Events," and the time periods for delivery of election notices with respect thereto, shall be as follows:

                    (x) death of Saban prior to the 17th anniversary of the date of this Agreement -- 12 calendar months following death;

                    (y) upon delivery of written notice by the Management Company of exercise of the Call Option at any time on or after the seventh anniversary of the date of this Agreement and on or prior to the seventeenth anniversary of the date of this Agreement -- notice may be given at any time during the period; or

                    (z) upon receipt by FBC of written notice from Saban of his election pursuant to Section 7(a)(i) of the Strategic Stockholders Agreement to cause a Call Triggering Event hereunder -- notice must be given within 20 business days after receipt of Saban's notice.

     The date of the Call Triggering Event to which the exercise of the Call Option relates shall be the "Effective Date" of the Call Option; provided,
                                                                      --------
     that the Effective Date of a Call Triggering Event under (z), above, shall be the Effective Date of the option under Section 7(a) of the Strategic Stockholders Agreement to which the notice effecting such Call Triggering Event relates. The failure or decision not to exercise the Call Option upon the occurrence of any Call Triggering Event shall not affect FBC's right to exercise the Call Option on any subsequent Call Triggering Event.

          (c) The Call Option Payment is payment in consideration for the grant of the Call Option, and shall not be a credit against, or a deduction from, the purchase price payable to the SEI Stockholders upon the sale of Shares pursuant to the exercise of the Call Option.

     1.2  [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]

               (i) [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXX]

               (ii) [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]

               (iii) [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]

               (iv)  [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]

     1.3  Option Closing.  The closing of the purchase and sale of the SEI
          --------------
Option Shares pursuant to this Section 1 shall take place at such time and place as Saban and the Management Company shall mutually agree upon; provided, that
                                                               --------
the date of closing shall be five business days following the later of (i) the date of final determination of Fair Market Value; and (ii) if the purchase and sale of such Shares requires the obtaining of any material regulatory approvals or compliance with any other material laws or regulations, the date upon which all such approvals shall have been obtained, and such compliance effected; provided further, however, that if through no fault of the SEI Stockholders,
- -------- -------
the Management Company is unable fully to satisfy all conditions of clause (ii) within 3 calendar months of the date of final determination of Fair Market Value, then the Management Company shall on the first business day following the end of such 3-month period pay and deliver to the holders of the SEI Option Shares an amount equal to the per share purchase price for such Shares, and the holders of the SEI Option Shares shall enter into such agreements with respect to the subsequent voting and transfer of such Shares as the Management Company shall reasonably request, including the agreement at any time thereafter to transfer such Shares, without receipt of further consideration, to such Person or Persons as may be designated by the Management Company. At the closing, each of the holders of the SEI Option Shares shall deliver to the Management Company documents of transfer in form and substance reasonably acceptable to the Management Company and its counsel, necessary to vest in the Management Company good and marketable title to the SEI Option Shares so sold by the holder thereof, free and clear of any and all Liens, other than those imposed under or pursuant to this Agreement, against delivery by the Management Company to such holder of the purchase price therefor, payable, at the election of Saban, by either (x) bank cashiers' checks in immediately available funds payable to the order of the selling holders, or (y) wire transfer of immediately available funds to an account or accounts designated by Saban.

     2.   Miscellaneous Provisions.
          ------------------------

          (a) In this Agreement, headings are for convenience only and shall not affect interpretation, and except to the extent that the context otherwise requires: (a) references to any legislation or to any provision of any legislation include any modification or re-enactment of, or any legislative provision substituted for, and all statutory instruments issued under, such legislation or such provision; (b) words denoting the singular include the plural and vice versa; (c) words denoting individuals include corporations and other Persons and vice versa; (d) words denoting any gender include all genders;
(e) references to any document, agreement or other instrument (including this Agreement) include references to such document, agreement or other instrument as amended, novated, supplemented or replaced from time to time; (f) references to clauses, sub-clauses, sections, sub-sections, Schedules and Exhibits are to clauses, sub-clauses, sections, sub-sections, Schedules and Exhibits of this Agreement; (g) "or" is not exclusive; (h) "$", and all other references to dollar amounts, are in U. S. currency; (i) references to any party to this Agreement or any other document, agreement or other instrument includes its successors or permitted assigns; and (j) "writing" and cognate expressions include all means of reproducing words in a tangible and permanently visible form.

          (b) Rights Personal to Saban.  Each and every right and obligation
              ------------------------
which refers to "Saban" or the "Management Company" is personal to Saban and the Management Company and shall not attach to, or be deemed to relate to or concern the Shares held by Saban; and thus, without the prior written consent of Saban and the Management Company, other than as provided in the Strategic Stockholders Agreement, none of such rights or obligations may be assigned, delegated or transferred to any other Person; provided, however, this Stock Ownership Agreement may be assigned to FBC; provided, further, that in the event of the
                                  --------  -------
incompetency or death of Saban, all rights granted to Saban hereunder shall be exercisable by his conservator, executor or administrator, or by a single Person from time to time designated by SEI Stockholders then holding a majority of the then outstanding Shares of SEI Common Stock held by all SEI Stockholders.

          (c) Notices.  All notices, demands or other communications hereunder
              -------
shall be in writing and shall be deemed to have been duly given (i) if delivered in person, upon delivery thereof, or (ii) if mailed, certified first class mail, postage pre-paid, with return receipt requested, on the fifth day after the mailing, or (iii) if sent by telex or facsimile transmission, with a copy mailed on the same day in the manner provided in (ii) above, when transmitted and receipt is confirmed by telephone or telex or facsimile response, or (iv) if otherwise actually delivered, when delivered:

                    (i)  If to Saban or any of the Other SEI Stockholders:

                    Haim Saban
                    Saban Entertainment, Inc.
                    10960 Wilshire Boulevard
                    Los Angeles, CA 90024
                    Fax:  (310) 235-5108

                    With a copy to:

                    Matthew G. Krane, Esq.
                    2051 Hercules Drive
                    Los Angeles, CA 90046
                    Fax:  (213) 851-1178

                    and with a copy to:

                    Troop Meisinger Steuber & Pasich, LLP
                    10940 Wilshire Boulevard, Suite 800
                    Los Angeles, California 90024
                    Attention:  Richard E. Troop, Esq.
                    Fax: (310) 443-8503

                    (ii) if to the Management Company, the registered agent in the State of Delaware.

                    and with a copy to:

                    Squadron, Ellenoff, Plesent &
                    Sheinfeld, LLP
                    551 Fifth Avenue
                    New York, New York  10176
                    Fax: (212) 697-6686
                    Attn:  Harvey Horowitz, Esq.

or at such other address or addresses as may have been furnished by such Person in like manner to the other parties.

          (d) Severability.  Should any Section or any part of a Section within
              ------------
this Agreement be rendered void, invalid or unenforceable by any court of law for any reason, such invalidity or unenforceability shall not void or render invalid or unenforceable any other Section or part of a Section in this Agreement.

          (e) Governing Law.  THE TERMS OF THIS AGREEMENT SHALL BE GOVERNED BY
              -------------
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE WITHIN, AND TO BE PERFORMED WITHIN, SUCH STATE, EXCLUDING CHOICE OF LAW PRINCIPLES OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

          (f) No Adverse Construction.  The rule that a contract is to be
              -----------------------
construed against the party drafting the contract is hereby waived, and shall have no applicability in construing this Agreement or the terms of this Agreement.

          (g) Counterparts.  This Agreement may be executed in one or more
              ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

          (h) Costs and Attorneys' Fees.  In the event that any action, suit, or
              -------------------------
other proceeding is instituted concerning or arising out of this Agreement, the prevailing party shall recover all of such party's costs, and attorneys' fees incurred in each and every such action, suit, or other proceeding, including any and all appeals or petitions therefrom. As used herein, "attorneys' fees" shall mean the full and actual costs of any legal services actually rendered in connection with the matters involved, calculated on the basis of the usual fee charged by the attorneys performing such services, and shall not be limited to "reasonable attorneys' fees" as defined by any statute or rule of court.

          (i) Successors and Assigns.  Except as otherwise provided in this
              ----------------------
Agreement, all rights, covenants and agreements of the parties contained in this Agreement shall be binding upon and inure to the benefit of their respective successors and permitted assigns. Except as otherwise specifically set forth herein, nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties to this Agreement or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

          (j) Amendments and Waivers.  Neither this Agreement nor any term
              ----------------------
hereof may be changed, waived, discharged or terminated orally or in writing, except that any term of this Agreement may be amended and the observance of any such term may be waived (either generally or in a particular instance and either retroactively or prospectively) with (but only with) the written consent of Saban and FBC; provided, however, that no such amendment or waiver shall extend
               --------  -------
to or affect any obligation not expressly waived or impair any right consequent therein. No delay or omission to exercise any right, power or remedy accruing to any party hereto shall impair any such right, power or remedy of such party nor be construed to be a waiver of any such right, power or remedy nor constitute any course of dealing or performance hereunder.

          (k) Entire Agreement.  This Agreement, the attached Exhibits and
              ----------------
Schedules and the Alliance Agreements, and the agreements referred to herein and therein, together contain the entire understanding of the parties, and there are no further or other agreements or understandings, written or oral, in effect between the parties relating to the subject matter hereof unless expressly referred to herein. No party to this Agreement makes any representation or warranty except as expressly set forth herein.

          (l) Specific Performance and Other Remedies.  The parties hereto
              ---------------------------------------
acknowledge and agree that the Shares (including the SEI Common Stock, the FCNH Common Stock and the Successor Entity Equity Securities) are unique, and that the parties will have no adequate remedy at law should any party hereto breach the provisions of Sections 2 through 8 hereof. In the event of the refusal or failure of any party hereto fully to comply with any of those provisions, the other parties, and each of them, shall have the right, in addition to any other rights and remedies which it or they may have hereunder, to specific performance, and other appropriate injunctive relief with respect thereto. In no event shall any party to any such proceeding urge or raise as a defense in any such action that an adequate remedy at law exists.

          (m) Agreement to Perform Required Acts.  Each party hereto agrees to
              ----------------------------------
perform any further acts and to execute and deliver any further documents that may be reasonably necessary to carry out the provisions hereof, that may be required to secure performance of any party's duties hereunder or that may be required to assure the legal and binding effect of the provisions hereof.

          (n) Consent to Jurisdiction; Forum Selection. Any actions, suits or
              ----------------------------------------
proceedings instituted in connection with this Agreement or the performance by the parties of their obligations hereunder shall be instituted and maintained exclusively in the Superior Court for the State of California, County of Los Angeles or in the United States District Court for the Central District of California. By execution and delivery hereof, each party hereto hereby consents, for itself and in respect of its property, to the jurisdiction of the aforesaid courts solely for the purpose of adjudicating its rights or obligations under, or any disputes involving, this Agreement or any document related hereto. Each party hereto hereby irrevocably waives, to the extent permitted by applicable law, any objection, including, without limitation, any objection that the other corporate party or parties lack the capacity to sue or defend based upon its or their lack of a certificate of qualification to conduct intrastate business in California, and any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have
                        ----- --- ----------
to the bringing of any action or proceeding in such jurisdiction in respect of this Agreement or any document related hereto.

          (o) Legends.  Each of the SEI Stockholders hereby agree that each
              -------
certificate or other writing evidencing any of the SEI Option Shares, shall be stamped or otherwise imprinted with a legend, either on the face of such certificate, or on the reverse of such certificate, with reference thereto appearing on the face of such certificate, in substantially the following form:

     [DESCRIBE THE SHARES] REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN OPTIONS TO PURCHASE UNDER THAT CERTAIN STOCK OWNERSHIP AGREEMENT DATED AS OF DECEMBER 22, 1995, BY AND AMONG THE RECORD HOLDER OF THE SECURITIES SUBJECT TO THIS CERTIFICATE AND FOX KIDS WORLDWIDE, L.L.C. A COPY OF THE STOCK OWNERSHIP AGREEMENT SHALL BE FURNISHED WITHOUT CHARGE BY THE ISSUER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE TO THE HOLDER HEREOF UPON SUCH HOLDER'S WRITTEN REQUEST.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                              FOX KIDS WORLDWIDE, L.L.C.,
                              a Delaware limited liability company


                              By:   /s/ Haim Saban
                                    ------------------------------

                                    Its:
                                         -------------------------

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.



                              /s/ Haim Saban
                              --------------------------------
                              HAIM SABAN

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.


                              QUARTZ ENTERPRISES, L.P.

                              By:   /s/ Stan Golden
                                    -------------------------

                                    -------------------------


                              MERLOT INVESTMENTS

                              By:   /s/ Bill Josey
                                    ---------------------------

                                    ---------------------------


                              SILVERLIGHT ENTERPRISES, L.P.

                              By:   /s/ Mel Woods
                                    ---------------------------

                                    ---------------------------


                              CELIA ENTERPRISES, L.P.


                              By:  /s/ Matthew Krane
                                   ---------------------------

                                   ---------------------------